                                                                    EXHIBIT 10.8


                           BALLANTYNE OF OMAHA, INC.
                             1995 OUTSIDE DIRECTORS
                         STOCK OPTION PLAN, AS AMENDED



     1.  NAME.

     The name of this Plan is the Ballantyne of Omaha, Inc. 1995 Outside Directors Stock Option Plan.

     2.  DEFINITIONS.

     For the purposes of the Plan, the following terms shall be defined as set forth below:

          (a) "Affiliate" means any partnership, corporation, firm, joint venture, association, trust, limited liability company, unincorporated organization or other entity (other than a Subsidiary) that, directly or indirectly through one or more intermediaries, is controlled by the Company, where the term "controlled by" means the possession, direct or indirect, of the power to cause the direction of the management and policies of such entity, whether through the ownership of voting interests or voting securities, as the case may be, by contract or otherwise.

          (b)  "Board" means the board of directors of the Company.

          (c) "Chairman" means the individual appointed by the Board to serve as the chairman of the Committee.

          (d) "Code" means the Internal Revenue Code of 1986, as amended from time to time, and the Treasury regulations promulgated thereunder.

          (e) "Committee" means the committee appointed by the Board to administer the Plan as provided in Section 4(a).

          (f) "Common Stock" means the common stock, $.01 par value per share, of the Company or any security of the Company identified by the Committee as having been issued in substitution or exchange therefor or in lieu thereof.

          (g) "Company" means Ballantyne of Omaha, Inc., a Delaware corporation.

          (h)  "Effective Date" means September 6, 1995.

          (i) "Employee" means an individual whose wages are subject to the withholding of federal income tax under Section 3401 of the Code.

          (j) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, or any successor statute.

          (k) "Fair Market Value" of a Share as of a specified date means the average of the highest and lowest market prices of a Share on the American Stock Exchange on such date as reported in the Eastern Edition of The Wall Street Journal or, if no trading of Common
                          --- ---- ------ -------
               Stock is reported for that day, the next preceding day on which trading was reported. In the event the Common Stock is not then traded on the American Stock Exchange, the Fair Market Value of a Share shall be determined by reference to the principal market or exchange on which the Shares are then traded.

          (l) "Non-Employee Director" means an individual who: (i) is now, or hereafter becomes, a member of the Board; (ii) is neither an Employee nor an Officer of the Company or of any Subsidiary or Affiliate on the date of the grant of the NQSO; and (iii) has not elected to decline to participate in the Plan pursuant to the immediately succeeding sentence. A director otherwise eligible to participate in the Plan may make an irrevocable, one-time election, by written notice to the Corporate Secretary of the Company and the Chairman within thirty days after his initial election or appointment to the Board to decline to participate in the Plan.

          (m) "NQSO" means an option that is not qualified under Section 422 of the Code.

          (n) "Officer" means an individual elected or appointed by the Board or by the board of directors of a Subsidiary, or chosen in such other manner as may be prescribed by the by-laws of the Company or a Subsidiary, as the case may be, to serve as such.

          (o) "Participant" means a Non-Employee Director who is granted a NQSO under the Plan.

          (p)  "Plan" means this 1995 Outside Directors Stock Option Plan.

          (q) "Rule 16b-3" means Rule 16b-3 promulgated by the Securities and Exchange Commission under the Exchange Act, or any successor or replacement rule adopted by the Securities and Exchange Commission.

          (r) "Share" means one share of Common Stock, adjusted in accordance with Section 9(b), if applicable.

          (s) "Stock Option Agreement" means the written agreement between the Company and the Participant that contains the terms and conditions pertaining to the NQSO.

          (t) "Subsidiary" means any corporation or entity of which the Company, directly or indirectly, is the beneficial owner of fifty percent (50%) or more of the total voting power of all classes of its stock having voting power, unless the Committee shall determine that any such corporation or entity shall be excluded hereunder from the definition of the term Subsidiary.

          3.  PURPOSE.

          The purpose of the Plan is to enable the Company to provide incentives, which are linked directly to increases in stockholder value, to Non-Employee Directors in order that they will be encouraged to serve on the Board and exert their best efforts on behalf of the Company.

          4.  ADMINISTRATION.

          (a)  Composition of the Committee.
               ----------------------------

          The Plan shall be administered by a Committee appointed by the Board consisting of no less than two individuals. Members of the Committee need not be members of the Board, Officers or Employees of the Company. Members of the Committee shall not be entitled to participate in the Plan. The Board may from time to time remove members from, or add members to, the Committee. Vacancies on the Committee, however caused, shall be filled by the

Board.  The Board shall appoint one of the members of the Committee as Chairman.

          (b)  Actions by the Committee.
               ------------------------

          The Committee shall hold meetings at such times and places as it may determine. Acts approved by a majority of the members of the Committee present at a meeting at which a quorum is present, or acts reduced to or approved in writing by a majority of the members of the Committee, shall be the valid acts of the Committee.

          (c)  Powers of the Committee.
               -----------------------

          The Committee shall have the authority to administer the Plan in its sole and absolute discretion; provided, however, that the Committee shall have
                              --------  -------
no authority to grant NQSOs, to determine the number of Shares subject to NQSOs or the price at which each Share covered by a NQSO may be purchased pursuant to the Plan, all of which shall be automatic as described in Section 8. To this end, the Committee is authorized to construe and interpret the Plan and to make all other determinations necessary or advisable for the administration of the Plan. Subject to the foregoing, any determination, decision or action of the Committee in connection with the construction, interpretation, administration or application of the Plan shall be final, conclusive and binding upon all Participants and any person validly claiming under or through a Participant.

          (d)  Liability of Committee Members.
               ------------------------------

          No member of the Board or the Committee will be liable for any action or determination made in good faith by the Board or the Committee with respect to the Plan or any grant or exercise of a NQSO thereunder.

          (e)  NQSO Accounts.
               -------------

          The Committee shall maintain a journal in which a separate account for each Participant shall be established. Whenever NQSOs are granted to or exercised by a Participant, the Participant's account shall be appropriately credited or debited. Appropriate adjustment shall also be made in the journal with respect to each account in the event of an adjustment pursuant to Section 9(b).

          5.  EFFECTIVE DATE AND TERM OF THE PLAN.

          (a)  Effective Date of the Plan.
               --------------------------

          The Plan was adopted by the Board and became effective on September 6, 1995, subject to approval by the stockholders of the Company at a meeting duly called and held within twelve months following such date.

          (b)  Term of Plan.
               ------------

          No NQSO shall be granted pursuant to the Plan on or after September 6, 2005, but NQSOs theretofore granted may extend beyond that date.

          6.  SHARES SUBJECT TO THE PLAN.

          The maximum aggregate number of Shares which may be subject to NQSOs granted to Non-Employee Directors under the Plan shall be 100,000. The limitation on the number of Shares which may be subject to NQSOs under the Plan shall be subject to adjustment as provided in Section 9(b).

          If any NQSO granted under the Plan expires or is terminated for any reason without having been exercised in full, the Shares allocable to the unexercised portion of such NQSO shall again become available for grant pursuant to the Plan. At all times during the term of the Plan, the Company shall reserve and keep available for issuance such number of Shares as the Company is obligated to issue upon the exercise of all then outstanding NQSOs.

          7.  SOURCE OF SHARES ISSUED UNDER THE PLAN.

          Common Stock issued under the Plan shall be authorized and unissued Shares. No fractional Shares shall be issued under the Plan.

          8.  NON-QUALIFIED STOCK OPTIONS.

          (a)  Grant of NQSOs.
               --------------

          On the next succeeding business day after the Effective Date, NQSOs to purchase 16,500 Shares (adjusted for 10% stock distribution effected March 8,
1996) shall be granted automatically to each Non-Employee Director. With respect to any Non-Employee Director who first becomes a member of the Board after the Effective Date, NQSOs to purchase 16,500 Shares shall be granted automatically on the next succeeding business day following his election to the Board. In addition to such initial NQSO grants, NQSOs to purchase 16,500 Shares shall be granted automatically to each Non-Employee Director on the next succeeding business day after the third consecutive annual meeting of the shareholders following his initial NQSO grant, and on the next succeeding business day after every third consecutive annual meeting of the shareholders thereafter during the term of the Plan, provided that said Non-Employee Director continues to be a member of the Board on the date of each such additional grant. NQSOs shall be granted in the aforesaid manner until the date on which the Shares available for grant shall no longer be sufficient to permit grants of NQSOs covering 16,500 Shares to be made to each Non-Employee Director entitled to a grant as of such date, in which event the Shares then available for grant shall be allocated on a pro rata basis among the Non-Employee Directors entitled to a grant of NQSOs as of such date. The provisions of this Section shall not be amended more than once every six months, other than to comport with changes in the Code, the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or the rules thereunder.

          (b)  Exercise Price.
               --------------

          Each Share covered by a NQSO granted on the business day next succeeding the Effective Date may be purchased at a purchase price equal to the initial public offering price of a Share. Each Share covered by a NQSO granted after the business day next succeeding the Effective Date may be purchased at a purchase price equal to the Fair Market Value of a Share on the date of the NQSO grant. The provisions of this Section shall not be amended more than once every six months, other than to comport with changes in the Code, ERISA, or the rules thereunder.

          (c)  Terms and Conditions.
               --------------------

          All NQSOs granted pursuant to the Plan shall be evidenced by a Stock Option Agreement (which need not be the same for each Participant or NQSO), approved by the Committee which shall be sub-

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ject to the following express terms and conditions and to the other terms and conditions specified in this Section 8, and to such other terms and conditions as shall be determined by the Committee in its sole and absolute discretion which are not inconsistent with the terms of the Plan:

               (i) Except as set forth in Section 10, all NQSOs granted to a Participant shall vest and become first exercisable as follows:

                    i.i 5,500 shares (adjusted for the 10% stock distribution effected March 8, 1996) on the next succeeding business day following the Participant's initial election to the Board.

                    i.ii Thereafter, 5,500 shares on the next succeeding business day following each annual meeting of the Stockholders of the Company.

              (ii) the failure of a NQSO to vest for any reason whatsoever shall cause the NQSO to expire and be of no further force or effect;

             (iii) unless terminated earlier pursuant to Sections 8(f) or 10, the term of each NQSO shall be five years from the date of grant;

              (iv) NQSOs shall not be transferable by the Participant otherwise than by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of the Participant only by him or by his guardian or legal representative;

               (v) no NQSO or interest therein may be transferred, assigned, pledged or hypothecated by the Participant during his lifetime whether by operation of law or otherwise, or be made subject to execution, attachment or similar process; and

              (vi) payment for the Shares to be received upon exercise of a NQSO may be made in cash, in Shares (determined with reference to their Fair Market Value on the date of exercise) or any combination thereof.

          (d)  Additional Means of Payment.
               ---------------------------

          Any Stock Option Agreement may, in the sole and absolute discretion of the Committee, permit payment by any other form of legal consideration consistent with applicable law and any rules and regulations relating thereto, including, but not limited to, the execution and delivery of a full recourse promissory note (bearing interest at a rate not less than the prime rate announced as then being in effect by the Company's principal lender and whose maturity date shall not exceed beyond ten years) by the Participant to the Company.

          (e)  Exercise.
               --------

          The holder of a NQSO may exercise the same by filing with the Corporate Secretary of the Company and the Chairman a written election, in such form as the Committee may determine, specifying the number of Shares with respect to which such NQSO is being exercised. Such notice shall be accompanied by payment in full of the exercise price for such Shares. Notwithstanding the foregoing, the Committee may specify a reasonable minimum number of Shares that may be purchased on any exercise of an Option, provided that such minimum number will not prevent the holder from exercising the Option with respect to the full number of Shares as to which the Option is then exercisable.

          (f)  Termination of NQSOs.
               --------------------

          NQSOs granted under the Plan shall be subject to the following events of termination:

               (i) in the event a Participant is removed from the Board for cause (as contemplated by the Company's by-laws), all unexercised NQSOs held by such Participant on the date of such removal (whether or not vested) will expire immediately;

              (ii) in the event a Participant is no longer a member of the Board, other than by reason of removal for cause, all NQSOs which remain unvested at the time the Participant is no longer a member of the Board shall expire immediately, and all NQSOs which have vested prior to such time shall expire twelve months thereafter unless by their terms they expire sooner; and

             (iii) in the event a Participant becomes an Officer or Employee of the Company or a Subsidiary (whether or not such Participant remains a member of the Board) all NQSOs which remain unvested at the time such Participant becomes an Officer or Employee of the Company shall expire immediately, and all NQSOs which have vested prior to such time shall expire twelve months thereafter unless by their terms they expire sooner.

          9.  RECAPITALIZATION.

          (a)  Corporate Flexibility.
               ---------------------

          The existence of the Plan and the NQSOs granted hereunder shall not affect or restrict in any way the right or power of the Board or the stockholders of the Company, in their sole and absolute discretion, to make, authorize or consummate any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation of the Company, any issue of bonds, debentures, common stock, preferred or prior preference stocks ahead of or affecting the Company's capital stock or the rights thereof, the dissolution or liquidation of the Company or any sale or transfer of all or any part of its assets or business, or any other grant of rights, issuance of securities, transaction, corporate act or proceeding and notwithstanding the fact that any such activity, proceeding, action, transaction or other event may have, or be expected to have, an impact (whether positive or negative) on the value of any NQSO.

          (b)  Adjustments Upon Changes in Capitalization.
               ------------------------------------------

          Except as otherwise provided in Section 10 below and subject to any required action by the stockholders of the Company, in the event of any change in capitalization affecting the Common Stock of the Company, such as a stock dividend, stock split or recapitalization, the Committee shall make proportionate adjustments with respect to: (i) the aggregate number of Shares available for issuance under the Plan; (ii) the number of Shares subject to each grant under the Plan; (iii) the number and exercise price of Shares subject to outstanding NQSOs; and (iv) such other matters as shall be appropriate in light of the circumstances; provided, however, that the number of Shares subject to
                      --------  -------
any NQSO shall always be a whole number and that no such adjustment shall be made if the adjustment would cause the Plan to fail to comply with the "formula award" exception, as set forth in Rule 16b-3(c)(2)(ii) of the Exchange Act, for grants of NQSOs to non-employee directors.

          10.  CHANGE OF CONTROL.

          In the event of a Change of Control (as defined below), all Options not vested on or prior to the effective time of any such Change of Control shall immediately vest as of such effective time. The Committee in its discretion may make provisions for the assumption of outstanding Options, or the substitution for outstanding Options of new incentive awards covering the stock of a successor corporation or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices so as to prevent dilution or enlargement of rights; provided, however, that no such adjustment shall be made if the adjustment would cause the Plan to fail to comply with the "formula award" exception, as set forth in Rule 16b-3(c)(2)(ii) of the Exchange Act, for grants of NQSOs to non-employee directors.

          A "Change of Control" will be deemed to occur on the date any of the following events occur:

          (a) any person or persons acting together which would constitute a "group" for purpose of Section 13(d) of the Exchange Act (other than the Company, any Subsidiary and any entity beneficially owned by any of the foregoing), beneficially own (as defined in Rule 13d-3 under the Exchange Act) without Board approval, directly or indirectly, at least 30% of the total voting power of the Company entitled to vote generally in the election of the Board;

          (b) either (i) the Current Directors (as herein defined) cease for any reason to constitute at least a majority of the members of the Board (for these purposes, a "Current Director" means any member of the Board as of the Effective Date, and any successor of a Current Director whose election, or nomination for election by the Company's shareholders, was approved by at least a majority of the Current Directors then on the Board) or (ii) at any meeting of the stockholders of the Company called for the purpose of electing directors, a majority of the persons nominated by the Board for election as directors fail to be elected;

          (c) the stockholders of the Company approve (i) a plan of complete liquidation of the Company, or (ii) an agreement providing for the merger or consolidation of the Company (A) in which the Company is not the continuing or surviving corporation (other than consolidation or merger with a wholly-owned subsidiary of the Company in which all Shares outstanding immediately prior to the effectiveness thereof are changed into or exchanged for the same consideration) or (B) pursuant to which the Shares are converted into cash, securities or other property, except a consolidation or merger of the Company in which the holders of the Shares immediately prior to the consolidation or merger have, directly or indirectly, at least a majority of the common stock of the continuing or surviving corporation immediately after such consolidation or merger or in which the Board immediately prior to the merger or consolidation would, immediately after the merger or consolidation, constitute a majority of the board of directors of the continuing or surviving corporation; or

          (d) the stockholders of the Company approve an agreement (or agreements) providing for the sale or other disposition (in one transaction or a series of transactions) of all or substantially all of the assets of the Company.

          11.  SECURITIES LAW REQUIREMENTS.

          No Shares shall be issued under the Plan unless and until: (i) the Company and the Participant have taken all actions required to register the Shares under the Securities Act of 1933, as amended, or perfect an exemption from the registration requirements thereof; (ii) any applicable requirement of Nasdaq or any stock exchange on which the Common Stock is listed has been satisfied; and (iii) any other applicable provision of state or federal law has been satisfied. The Company shall be under no obligation to register the Shares under the Securities Act of 1933, as amended, or to effect compliance with the registration or qualification requirements of any state securities laws.

          12.  AMENDMENT AND TERMINATION.

          (a)  Modifications to the Plan.
               -------------------------

          The Board may, insofar as permitted by law, from time to time, with respect to any Shares at the time not subject to NQSOs, suspend or terminate the Plan or, subject to Sections 8(a) and 8(b), revise or amend the Plan in any respect whatsoever. However, unless the Board specifically otherwise provides, any revision or amendment that would cause the Plan to fail to comply with Rule 16b-3 or any other requirement of applicable law or regulation if such amendment were not approved by the stockholders of the Company shall not be effective unless and until such approval is obtained.

          (b)  Rights of Participant.
               ---------------------

          No amendment, suspension or termination of the Plan that would adversely affect the right of any Participant with respect to a NQSO previously granted under the Plan will be effective without the written consent of the affected Participant.

          13.  MISCELLANEOUS.

          (a)  Stockholders' Rights.
               --------------------

          No Participant and no beneficiary or other person claiming under or through such Participant shall acquire any rights as a stockholder of the Company by virtue of such Participant having been granted a NQSO under the Plan. No Participant and no beneficiary or other person claiming under or through such Participant will have any right, title or interest in or to any Shares, allocated or reserved under the Plan or subject to any NQSO except as to Shares, if any, that have been issued or transferred to such Participant. No adjustment shall be made for dividends or distributions or other rights for which the record date is prior to the date of exercise.

          (b)  Other Compensation Arrangements.
               -------------------------------

          Nothing contained in the Plan shall prevent the Board from adopting other compensation arrangements, subject to stockholder approval if such approval is required. Such other arrangements may be either generally applicable or applicable only in specific cases.

          (c)  Treatment of Proceeds.
               ---------------------

          Proceeds realized from the exercise of NQSOs under the Plan shall constitute general funds of the Company.

          (d)  Costs of the Plan.
               -----------------

          The costs and expenses of administering the Plan shall be borne by the Company.

          (e)  No Right to Continue as Director.
               --------------------------------

          Nothing contained in the Plan or in any instrument executed pursuant to the Plan will confer upon any Participant any right to continue as a member of the Board or affect the right of the Company, the Board or the stockholders of the Company to terminate the directorship of any Participant at any time with or without cause.

          (f)  Severability.
               ------------

          The provisions of the Plan shall be deemed severable and the validity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof.

          (g)  Binding Effect of Plan.
               ----------------------

          The Plan shall inure to the benefit of the Company, its successors and assigns.

          (h)  No Waiver of Breach.
               -------------------

          No waiver by any party hereto at any time of any breach by another party hereto of, or compliance with, any condition or provision of the Plan to be performed by such other party shall be deemed a waiver of the same, any similar or any dissimilar provisions of conditions at the same or at any prior or subsequent time.

          (i)  Governing Law.
               -------------

          The Plan and all actions taken thereunder shall be enforced, governed and construed by and interpreted under the laws of the State of Delaware applicable to contracts made and to be performed wholly within such State without giving effect to the principles of conflict of laws thereof.

          (j)  Headings.
               --------

          The headings contained in the Plan are for reference purposes only and shall not affect in any way the meaning or interpretation of the Plan.

          14.  EXECUTION.

          To record the adoption of the Plan to read as set forth herein, the Company has caused the Plan to be signed by its President and attested by its Secretary on July 8, 1996.


                         BALLANTYNE OF OMAHA, INC.



                         By:  /s/ Ronald H. Echtenkamp
                            ------------------------------------
                              Ronald H. Echtenkamp
                              President


ATTEST:


By: /s/ Brad French
   ---------------------------
    Brad French
    Secretary